POWER OF ATTORNEY

	Know all by these presents, that the undersigned hereby

constitutes and appoints each of M. Richard Warner, Leslie K.
O'Neal,

J. Bradley Johnston and Grant F. Adamson acting singly, the


undersigned's true and lawful attorney-in-fact to:

(1)	execute
for and on behalf of the undersigned, in the

undersigned's capacity
as an officer and/or director of Temple-Inland

Inc. (the "Company"),
Forms 3, 4 and 5 in accordance with Section 16(a)

of the Securities
Exchange Act of 1934 and the rules thereunder;

(2)	do and perform any
and all acts for and on behalf of the

undersigned which may be
necessary or desirable to complete and execute

any such Form 3, 4 or
5 and timely file such form with the United

States Securities and
Exchange Commission and any stock exchange or

similar authority; and


(3)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-act, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of


Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such


attorney-in-fact's discretion.

	The undersigned hereby grants to
each such attorney-in-fact

full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein
granted, as fully to all intents

and purposes as the undersigned
might or could do if personally

present, with full power of
substitution or revocations, hereby

ratifying and confirming all that
such attorney-in-fact, or such

attorney-in-fact's substitute or
substitutes, shall lawfully do or

cause to be done by virtue of this
power of attorney and the rights and

powers herein granted.  The
undersigned acknowledges that the foregoing

attorneys-in-fact, in
serving in such capacity at the request of the

undersigned, are not
assuming, nor is the Company assuming, any of the

undersigned's
responsibilities to comply with Section 16 of the

Securities Exchange
Act of 1934.

	This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 or 5

with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing


attorney-in-fact.

	IN WITNESS WHEREOF, the undersigned has caused this Power of

Attorney to be executed as of this 7th day of May, 2004.



						/s/ Jeffrey M. Heller
						Jeffrey M. Heller